WESTCORE TRUST

Supplement Dated January 10, 2014, to the Westcore Small-Cap Growth Fund Statement of Additional Information (“SAI”), dated December 19, 2013

The paragraph regarding Mr. DeTore under the caption “Additional Information about the Trustees’ Qualifications and Experience” in the section titled “Management of the Funds” beginning on page 33 of the SAI is hereby deleted and replaced with the following:

John A. DeTore

Mr. DeTore was an Interested Trustee of the Trust from December 31, 2009 to January 10, 2014.  Since January 10, 2014, Mr. DeTore has served as an Independent Trustee.  Mr. DeTore has over 25 years of financial services experience. Currently, Mr. DeTore is the Chief Executive Officer and Founder of United Alpha LLC, CIO, GRT United Alpha, LLC, and a Portfolio Manager with GRT Capital Partners LLC, an investment management firm.  Previously, he held positions at Putnam Investments for eight years and Wellington Management for seven years, primarily leading their respective quantitative research efforts. He was also previously an Adjunct faculty member of the Sloan School of Management, Massachusetts Institute of Technology. He was selected to serve as a Trustee of the Trust based on his business, academic, investment management, and financial services experience.

Please retain this supplement for future reference.